UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
  ___________________________________

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
EASTMAN CHEMICAL COMPANY
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
☐	Fee paid previously with preliminary materials.

[FORM OF NOTICE TO BE SENT TO CERTAIN STOCKHOLDERS OF RECORD IN LIEU OF PAPER PROXY MATERIALS – PAGE 1]

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
EASTMAN CHEMICAL COMPANY
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD VIRTUALLY VIA LIVE WEBCAST ON MAY 1, 2025

Notice of Annual Meeting of Stockholders

WHEN AND WHERE IS THE STOCKHOLDERS MEETING?

The 2025 Annual Meeting of Stockholders will be held virtually on May 1, 2025 at 11:30 a.m. (EDT) via live webcast at https://register.proxypush.com/emn. See “Additional information about the annual meeting” in the proxy statement for further details.

WHAT IS BEING VOTED ON AT THE STOCKHOLDERS MEETING?

•Elect directors: Humberto P. Alfonso, Brett D. Begemann, Eric L. Butler, Mark J. Costa, Linnie M. Haynesworth, Julie F. Holder, Renée J. Hornbaker, Kim Ann Mink, James J. O’Brien, and Donald W. Slager.
•Ratify appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Year Ending December 31, 2025.
•Advisory approval of executive compensation as disclosed in the proxy statement.
•Advisory vote on stockholder proposal regarding an independent Board Chair.
•Consideration of any other business that is properly brought before the meeting or any adjournment of the meeting.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

The Board of Directors recommends that stockholders vote FOR all of the director nominees, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Year Ending December 31, 2025, FOR advisory approval of the compensation of the executive officers as disclosed in the proxy statement, and AGAINST the advisory vote on the stockholder proposal regarding an independent Board Chair.

HOW CAN I GET A COMPLETE SET OF PROXY MATERIALS?

This is not a proxy card. If you wish to cast your vote on a traditional proxy card, you must request a paper copy of the proxy materials by following the instructions below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following proxy materials can be viewed at www.ViewMaterial.com/EMN:

•2025 Proxy Statement
•2024 Annual Report

If you want to receive a paper or e-mail copy of those documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 17, 2025 to facilitate timely delivery.

You may request a paper or e-mail copy of the proxy materials by following the instructions below. You will be asked to provide the 11-digit control number located by the arrow in the box below.
1.Call the toll-free telephone number, 1-800-516-1564, and follow the instructions provided, or
2.Access the website www.SendMaterial.com and follow the instructions provided, or
3.Send an e-mail to papercopy@SendMaterial.com with your control number (located by the arrow in the box below) in the Subject line. Unless you instruct otherwise, we will reply to your e-mail with links to the proxy materials in PDF format for this annual meeting only.

To vote your Eastman Chemical Company shares, you can attend the Annual Meeting of Stockholders virtually and vote electronically, or you can:

1. **Go to www.ViewMaterial.com/EMN**
2. **Click on the icon to vote your shares.**
3. **Enter the 11-digit control number (located by the arrow in the box above).**
4. **Follow the simple instructions to record your vote.**

You are able to vote by Internet until 6:00 a.m. on May 1, 2025.

[FORM OF NOTICE TO BE SENT TO CERTAIN STOCKHOLDERS OF RECORD IN LIEU OF PAPER PROXY MATERIALS – PAGE 2]

EXPLANATION OF NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with federal securities laws, Eastman has elected to make its proxy materials relating to its 2025 Annual Meeting of Stockholders available on the Internet to stockholders receiving the accompanying notice (the “Notice”). The purpose of Internet availability of proxy materials is to promote the use of the Internet as a reliable and cost-effective means of making proxy materials available to stockholders. The Company expects that it may realize significant cost savings related to the printing and distribution of proxy materials to stockholders by the use of the Internet.

The purpose of the Notice is to provide you with important instructions for obtaining the Company’s proxy materials. The Notice is NOT a form for voting. We encourage you to review all of the important information contained in the proxy materials before voting.

Although you have received the Notice and may access and review the proxy materials via the Internet, you may also elect to receive a paper or e-mail copy of the proxy materials. In order to receive a paper or e-mail copy of the proxy materials, you must specifically request a copy by following the instructions contained in the Notice.

If you choose to vote via the Internet, you must follow the instructions on the Notice regarding access to the Company’s proxy materials via the Internet.

You may also attend the virtual Annual Meeting and vote electronically during the meeting.

To attend the Annual Meeting virtually, you must register in advance, using your 11-digit control number and other information, at
https://register.proxypush.com/emn. Upon completing registration, stockholders will receive further instructions by e-mail, including links that will allow them to access the Annual Meeting, vote online, access the list of Eastman’s stockholders of record, and submit questions.

[FORM OF LETTER TO EMPLOYEE STOCKHOLDERS WHO HOLD SHARES THROUGH COMPANY PLANS]

P.O. Box 431
Kingsport, Tennessee 37662-5280
Office Phone: (423) 229-4976
Mobile Phone: (423) 782-9973
Ike.Adeyemi@eastman.com

March 21, 2025

Re: 2025 Annual Meeting Materials

Dear Fellow Eastman Employee and Stockholder:

Our 2025 Annual Meeting of Stockholders will be held virtually on May 1 via live webcast, and it is important that your shares be represented. Again this year, all employees who own Eastman shares through the ESOP or Eastman Investment Plan will access the Notice and Proxy Statement for the Annual Meeting and Eastman’s Annual Report to Stockholders online. Making these materials available to you electronically rather than by sending printed material in the mail reduces the Company’s printing and postage expenses and reflects our continuing efforts to increase efficiency and reduce costs through the expanded use of technology.

To access the 2024 Annual Report and the Notice and Proxy Statement for the 2025 Annual Meeting, please go to www.ViewMaterial.com/EMN and click on the icon for each document. (You may use your Eastman employee account to access the Internet website and review the materials.) The business to be considered and voted upon at the Annual Meeting, and how to attend the Annual Meeting virtually, are explained in the Proxy Statement. Please review the Proxy Statement, and the Annual Report, before voting your shares. If you wish to receive a paper copy of the Annual Report and Proxy Statement, select “SendMaterial” and enter the 11-digit number in the box by the arrow on your proxy card.

It is important that your shares be represented and voted at the Annual Meeting. As explained on the enclosed proxy card, you can vote by proxy via the Internet, by telephone, or, if you requested a paper copy of the Annual Report and Proxy Statement, by marking, signing, dating, and mailing your proxy card in the enclosed postage-paid envelope. Whether you choose to vote by computer, telephone, or proxy card, please vote as soon as possible. Your vote is important, regardless of the number of shares you own.

Thank you.

Sincerely,
Iké G. Adeyemi
Senior Vice President, Chief Legal Officer and Corporate Secretary